Exhibit 99.3

UNITED RENTALS (NORTH AMERICA), INC.

CONSENT FORM

For Consent to the Proposed Amendments and Waiver

Pursuant to the Consent Solicitation Statement referred to below

To: MacKenzie Partners, Inc., as Information Agent

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Facsimile: (212) 929-0308

Email: proxy@mackenziepartners.com

The Solicitation is being made by United Rentals (North America), Inc. (“United Rentals” or the “Company”), only to Holders of the Notes, pursuant to the Consent Solicitation Statement dated August 22, 2005 (as the same may be amended or supplemented from time to time, the “Statement”). Consents will also be accepted from any other person who has obtained a proxy in a form reasonably acceptable to the Company which authorizes such other person (or person claiming title by or through such other person) to deliver a Consent on behalf of the Holder. Capitalized terms used but not defined in this Consent Form have the meanings set forth in the Statement, unless otherwise defined herein.

For purposes of the Solicitation, DTC has authorized the DTC Participants set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, Consents will be accepted from DTC Participants as Holders. Any beneficial owner whose Notes are held through a broker, dealer, commercial bank, trust company or other nominee and who wishes to deliver a Consent should contact the Holder of its Notes promptly and instruct such Holder to deliver a Consent on its behalf.

Holders who wish to deliver a Consent to the Proposed Amendments and Waiver should mail, hand deliver, send by overnight courier or by facsimile or electronic transmission (in each case, confirmed by physical delivery) a properly completed and duly executed Consent Form, and any other required document, to the Information Agent (and not to the Company, the Trustees or the Solicitation Agent) at its address, facsimile number or email address set forth above for receipt prior to the relevant Expiration Date. However, the Company reserves the right to accept any Consent received by it, the Trustees or the Solicitation Agent. The method of delivery of this Consent Form and all other required documents to the Information Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent Form should be sent to any person other than the Information Agent.

CONSENT

Ladies and Gentlemen:

The undersigned acknowledges receipt of the Statement and that the terms and conditions of the Statement shall be incorporated in, and form a part of, this Consent Form which shall be read and construed accordingly. The effectiveness of the Proposed Amendments and Waiver are subject to the conditions set forth in the Statement.

The undersigned hereby represents and warrants that (i) the undersigned is a Holder of the Notes indicated in the Signature Annex and has full power and authority to take the action indicated below in respect of such Notes, (ii) in evaluating the Solicitation, the undersigned has made its own independent appraisal of the Solicitation and is not relying on any statement, representation or warranty, express or implied, made by a Trustee, the Solicitation Agent or the Information Agent not contained in the Statement or this Consent Form, and (iii) the undersigned is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The representations of the undersigned shall be deemed to be repeated and reconfirmed at the Effective Time (if not already elapsed at the time of giving this Consent), on the Expiration Date and on the dates of payment of the Consent Fee. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to properly deliver the undersigned’s Consent.

In addition, the undersigned acknowledges that, (i) the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to validly deliver a Consent to the Proposed Amendments and Waiver set forth in the Statement, (ii) a Consent Form delivered pursuant to any one of the procedures described under the heading “The Solicitation—How to Consent” in the Statement will constitute a binding agreement between the undersigned and the Company subject to the terms and conditions of the Solicitation, and (iii) the undersigned may revoke a Consent it grants hereby only in accordance with the procedures set forth in the Statement.

The undersigned acknowledges that by submitting this Consent Form it is giving its Consent to the Proposed Amendments and Waiver with respect to the aggregate principal amount of each issue of Notes specified in the Signature Annex; and that this Consent Form relates to the aggregate principal amount of each issue of Notes the undersigned specified by completing the appropriate spaces in the Signature Annex. The undersigned also acknowledges that by submitting this Consent Form it hereby waives all Defaults relating to the Reporting and Certificate Delivery Covenants and the Company’s obligation to give notices of Default under each Indenture that relates to the Notes listed in the Signature Annex, occurring prior to the receipt of the Requisite Consents. The undersigned further acknowledges that it is and shall be deemed to be agreeing and acknowledging that by delivering its Consent it approves the Proposed Amendments and Waiver and the Supplemental Indenture, the execution and delivery thereof, the adoption and implementation thereof and all related matters (and directs the Trustees to enter into the Supplemental Indentures), and waives and releases any objections, claims and causes of action in respect of or related to any of the foregoing against any of the Company, the Information Agent, the Solicitation Agent or the Trustees and their respective officers, employees, attorneys, advisors, directors and affiliates.

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SIGNATURE ANNEX

United Rentals (North America), Inc. – Consent Solicitation Statement, dated August 22, 2005

A DTC Participant must execute this Consent Form exactly as its name appears on DTC’s position listing as of the Record Date.

1.	The DTC participant signing this Signature Annex is:

Participant Account

Number:
Company Name:
Company Address:
Contact Person:

Tax Identification

Number:
Telephone:
E-mail address:
2.	The Notes with respect to which this Signature Annex relates and with respect to which you consent to the Proposed Amendments and Waiver are:
Title	CUSIP	ISIN	Principal Amount(s)

1 7/8% Convertible Senior Subordinated Notes due October 15, 2023	911365AH7 and 911365AG9	US911365AH73 and US911365AG90	$_____________________
6½% Senior Notes due 2012	911365AN4	US911365AN42	$_____________________
7¾% Senior Subordinated Notes due 2013	911365AL8 and 911365AJ3	US911365AL85 and US911365AJ30	$_____________________
7% Senior Subordinated Notes due 2014	911365AQ7	US911365AQ72	$_____________________

3.	The undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in the Consent Form and the Statement to which this Signature Annex relates.

Signature of Authorized

Signatory:

Name of Authorized

Signatory:
Title:	Date:

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